UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

FINTECH ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-37986	47-4219082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On December 19, 2017, FinTech Acquisition Corp. II (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, FinTech II Merger Sub Inc., a direct wholly-owned subsidiary of the Company (“Merger Sub 1”), FinTech II Merger Sub 2 LLC, a direct wholly-owned subsidiary of the Company (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), Intermex Holdings II, Inc. (“Intermex”) and SPC Intermex Representative LLC (the “Representative”), which provides for the acquisition of Intermex by the Company pursuant to the proposed merger of Merger Sub 1 with and into Intermex with Intermex continuing as the initial surviving entity (the “First Merger”), immediately following which the initial surviving entity will be merged (the “Second Merger,” and together with the First Merger, the “Merger”) with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity and a direct wholly owned subsidiary of the Company.

The Merger Agreement

Merger

As a result of the Merger, each outstanding share of Intermex common stock (“Intermex Common Stock”) will convert into the right to receive a combination of cash and shares of the Company’s common stock (“Company Common Stock”), as calculated pursuant to the terms of the Merger Agreement.

Consideration

Pursuant to the Merger Agreement, the aggregate consideration to be paid by the Company in the Merger will consist of (i) $92,000,000 in cash ($2,000,000 of which will be placed in escrow at closing as security for working capital adjustments), (ii) approximately $161,000,000 in shares of Company Common Stock, subject to adjustment in accordance with the terms of the Merger Agreement and (iii) an amount (as determined in accordance with the Merger Agreement) equal to any excess cash at Intermex at the time of the closing in the form of cash or additional shares of Company Common Stock, at the option of the Company, subject to certain limited exceptions. The cash consideration will be funded from the cash held in the Company’s trust account after permitted redemptions.

Redemption Offer

Pursuant to the Company’s amended and restated certificate of incorporation and in accordance with the terms of the Merger Agreement, the Company will be providing its public stockholders with the opportunity to redeem, upon the closing of the Merger, their shares of Company Common Stock for cash equal to their pro rata share of the aggregate amount on deposit as of two (2) business days prior to the consummation of the Merger in the Company’s trust account (which holds the proceeds of the Company’s initial public offering (the “IPO”), less taxes payable or amounts released to the Company for working capital purposes in an amount not to exceed $500,000) (the “Redemption Offer”).

Representations, Warranties and Covenants

Each of Intermex, the Company and the Merger Subs have made representations, warranties and covenants in the Merger Agreement that are customary for transactions of this nature. The representations and warranties of the Company, the Merger Subs and Intermex will not survive the closing of the Merger.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including, among others, that (i) the Merger be approved by the Company’s stockholders and Intermex’s stockholder; (ii) there has been no material adverse effect with respect to Intermex or the Company since the date of the Merger Agreement; (iii) the organizational documents of the Company will be amended and restated as described in the Merger Agreement; (iv) the parties will have received certain governmental consents and authorizations to the Merger; (v) all applicable waiting periods and any extensions thereof under applicable antitrust, competition or similar laws will have expired or been terminated; and (vi) the Company will have at least $125,000,000 in its trust account as of the closing, after giving effect to the redemption of public shares by the Company’s public stockholders and the payment of deferred underwriting fees.

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Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Merger (whether before or after the required Company and Intermex stockholder votes have been obtained) by mutual written consent of the Company and Intermex and in certain other limited circumstances, including if the Merger has not been consummated by September 19, 2018 (the “end date”); provided that either Intermex or the Company may extend the end date until December 19, 2018, if necessary to obtain required approvals with respect to certain governmental consents and authorizations, if, at the end date, all of the other conditions to closing are satisfied. If the Merger Agreement is validly terminated, no party thereto will have any liability or any further obligation to any other party under the Merger Agreement, with certain limited exceptions, including liability for any willful breach of the Merger Agreement.

Additional Agreements to be Executed at Closing

The Merger Agreement provides that, upon consummation of the Merger, the Company will enter into a registration rights agreement and a shareholders agreement.

Registration Rights Agreement

Upon consummation of the Merger, the Company will enter into a registration rights agreement with certain stockholders of the Company and certain former stockholders of Intermex with respect to the shares of Company Common Stock currently held or that will be issued as partial consideration under the Merger Agreement, as applicable (the “Registration Rights Agreement”). The Registration Rights Agreement will require the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders promptly after the closing of the Merger. The Registration Rights Agreement will also provide certain demand rights and piggyback rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. The Company will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

Shareholders Agreement

Upon consummation of the Merger, the Company will enter into a shareholders agreement with certain former stockholders of Intermex and existing Company stockholders (the “Shareholders Agreement”), pursuant to which the former Intermex stockholders will receive certain director nominee designation rights and the Company stockholders will receive certain board observer rights, and all the stockholders party thereto will agree to vote for the director nominees designated under the agreement. The Intermex stockholders will cease to have any continuing director designation rights under the Shareholders Agreement if their collective ownership of Company Common Stock is at any time less than 5% of the total outstanding Company Common Stock. The Shareholders Agreement also contains certain provisions (including a lock-up provision) intended to maintain, following the consummation of the Merger, the Company’s qualification as a “Controlled Company” within the meaning of Rule 5615 of the Nasdaq Corporate Governance Requirements.

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The Merger Agreement has been approved by the Company’s board of directors, and the board has recommended that the Company’s stockholders adopt the Merger Agreement and approve the Merger.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreement

Concurrently with the execution of the Merger Agreement, the Company, Intermex and certain existing Company stockholders entered into a Voting Agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, the stockholders party thereto have agreed to, among other things, vote all of the shares of Company Common Stock held by such stockholders (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement; (ii) against any actions that would result in a breach by the Company of any obligations contained in the Merger Agreement; (iii) in favor of the proposals set forth in the Company’s preliminary proxy statement/prospectus (and definitive proxy statement/prospectus, when available) to be filed with the Securities and Exchange Commission (the “SEC”) relating to the Merger; and (iv) against alternative proposals or transactions to the Merger.

The Voting Agreement generally prohibits the stockholders party thereto from transferring, or permitting to exist any liens on, their shares of Company Common Stock prior to the consummation of the Merger. The Voting Agreement will automatically terminate upon the first to occur of (i) the closing of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

This description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.l and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Merger.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is a copy of the joint press release issued on December 19, 2017 by the Company and Intermex announcing the execution of the Merger Agreement.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information About the Transaction and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company, in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about the Company, Intermex and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FinTech Acquisition Corp. II, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: James J. McEntee, III.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Merger. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC, and will also be contained in the Registration Statement on Form S-4 and the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transaction and Where to Find It.”

In connection with the Merger, at any time prior to the special meeting to approve the Merger, certain existing Company stockholders, which may include certain of the Company’s officers, directors and other affiliates, may enter into transactions with stockholders and other persons with respect to the Company’s securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Merger. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These stockholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, Intermex or their respective securities.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", “could”, “continue”, "expect", "estimate", “may”, "plan", "outlook", “future” and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Merger; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Intermex’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or Intermex’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

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Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Intermex’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (3) the ability of the public entity to meet NASDAQ’s listing standards following the Merger; (4) the risk that the proposed transaction disrupts current plans and operations of Intermex as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and agents and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the possibility that Intermex may be adversely affected by other economic, business, regulatory and/or competitive factors. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and the Company’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Intermex undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 19, 2017, by and among FinTech Acquisition Corp. II, FinTech II Merger Sub Inc., FinTech II Merger Sub 2 LLC, Intermex Holdings II, Inc. and SPC Intermex Representative LLC.*

10.1	Voting Agreement dated December 19, 2017, by and among FinTech Acquisition Corp. II, Intermex Holdings II, Inc. and certain stockholders of FinTech Acquisition Corp. II

99.1	Investor Presentation

99.2	Press Release

*Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH ACQUISITION CORP. II

Dated: December 19, 2017	By:	/s/ James J. McEntee, III
	Name:	James J. McEntee, III
	Title:	Chief Financial Officer

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